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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this filing of Advance Holding Corporation on Form 8-K of our report dated July 17, 1998 (August 17, 1998 as to
Note 13) on the financial statements of Western Auto Supply Company and Subsidiaries, appearing in Amendment No. 2 to Registration Statement No. 333-56031 on Form S-4 of Advance Holding Corporation.

/s/ DELOITTE TOUCHE LLP

Kansas City, Missouri
November 13, 1998